Midland States Bancorp, Inc.

NASDAQ: MSBI

Second Quarter 2016 Earnings Call

Midland States Bancorp, Inc.

Forward-Looking Statements. This presentation contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements express management's current expectations, forecasts of future events or long-term goals and, by their nature, are subject to assumptions, risks and uncertainties, many of which are beyond the control of Midland States Bancorp, Inc. (the "Company", "Midland States" or "MSBI"). Actual results could differ materially from those indicated. Forward-looking statements speak only as of the date they are made and are inherently subject to uncertainties and changes in circumstances, including those described under the heading "Risk Factors" in the Company's registration statement on Form S-1, filed with the Securities and Exchange Commission ("SEC"). Forward-looking statements are not guarantees of future performance and should not be relied upon as representing management's views as of any subsequent date. The Company undertakes no obligation to update forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.

Use of Non-GAAP Financial Measures. This presentation contains certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States ("GAAP"). These non-GAAP financial measures include "Adjusted Return on Average Assets," "Adjusted Return on Average Tangible Common Equity," "Adjusted Diluted Earnings Per Share," "Adjusted Earnings," "Adjusted Earnings Available to Common Shareholders," "Yields on Loans Excluding Accretion Income" "Net Interest Margin Excluding Accretion Income," and "Tangible Book Value Per Share." The Company believes that these non-GAAP financial measures provide both management and investors a more complete understanding of the Company's funding profile and profitability. These non-GAAP financial measures are supplemental and are not a substitute for any analysis based on GAAP financial measures. Because not all companies use the same calculation of these measures, this presentation may not be comparable to other similarly titled measures as calculated by other companies. Reconciliations of these non-GAAP measures are provided in the Appendix section of this presentation.

Business and Corporate Strategy

- **In conjunction with a new leadership team, MSBI's corporate initiative-driven strategic plan was adopted in late 2007 to build a diversified financial services company anchored by a strong community bank**

- **Five core strategic initiatives:**

Revenue Diversification	Generate a diversified revenue mix and build customer loyalty; driven originally by a wealth management focus, this core initiative has expanded to include residential mortgage origination and servicing, commercial FHA origination and servicing, and commercial equipment leasing
Customer-Centric Culture	Drive our organic growth by focusing on customer service and accountability to our clients and colleagues; seek to develop bankers who create dynamic relationships; pursue continual investment in people; maintain a core set of institutional values
De Novo Growth	Attract experienced teams with proven track records both in new target markets and in strategically positioned communities within our existing markets
Accretive Acquisitions	Maintain experienced acquisition team capable of identifying and executing transactions that build shareholder value through a disciplined approach to pricing; take advantage of relative strength in periods of market disruption
Enterprise-Wide Risk Management	Maintain a program designed to integrate controls, monitoring and risk-assessment at all key levels and stages of our operations and growth; ensure that all employees are fully engaged

Second Quarter 2016 Summary

Successful IPO	Successful initial public offering raises net proceeds of $71.7 million
Strong Earnings	Net income of $6.8 million or $0.50 per diluted share
MSR Impairment	$3.0 million impairment charge to residential mortgage servicing rights negatively impacted earnings by $0.14 per diluted share
Loan Growth	Annualized loan growth of 28.8% in the quarter
Strong Growth Across All Portfolios	Strong growth in consumer, equipment leasing, construction, residential real estate and commercial real estate portfolios
Balanced Geographic Markets	Balanced contributions across all markets with strong growth in our Illinois markets

Business Unit Review - Love Funding

- Commercial FHA origination and servicing business focused on multifamily and healthcare facilities
- Long-term replacement reserve deposits for maintenance/capex of properties and escrow deposits are low-cost sources of funds
- Average deposits related to servicing were $267 million in 2Q16
- Outstanding quarter of loan rate lock commitments with $281 million



Loan Rate Locks and Gain on Locks
(Loan Rate Locks in millions)
$95
$196
$80
$227
$281
3.8%
2.7%
3.1%
2.7%
2.8%
2Q 2015
3Q 2015
4Q 2015
1Q 2016
2Q 2016
Loan Rate Locks
Gain on Locks %



Commercial FHA Revenue Mix
(Gain and Servicing in millions)
$4.1
$0.5
$3.6
$5.9
$0.6
$5.3
$3.0
$0.5
$2.5
$6.6
$0.3
$6.3
$8.5
$0.7
$7.8
2Q 2015
3Q 2015
4Q 2015
1Q 2016
2Q 2016
Gain
Servicing

Business Unit Review - Residential Mortgage

- Residential mortgage loan origination and servicing
- Strong quarter of loan production with $133 million in originations; $29 million retained in portfolio
- Gain on sale income of $3.6 million largely offset by $3 million in MSR impairment

Net Gain on Sale and Loans Sold



(in millions)
$160
$137
$108
$84
$104
$3.6
$3.7
$2.4
$2.7
$3.6
2Q 2015
3Q 2015
4Q 2015
1Q 2016
2Q 2016
Net Gain on Sale
Mortgage Loans Sold

Purchase / Refinance Mix



44%
30%
38%
37%
23%
56%
70%
62%
63%
77%
2Q 2015
3Q 2015
4Q 2015
1Q 2016
2Q 2016
Purchase Production
Refinance Production

Business Unit Review - Heartland Business Credit

- Equipment leasing sourced from a network of equipment manufacturers and brokers
- Strong growth trajectory generating nearly $33 million in originations
- Attractive yields - average rate on new loan originations was 5.56% in quarter
- 46% year-over-year lease finance portfolio growth

New Originations and Lease Finance Portfolio

(in millions, Lease Finance Portfolio as of quarter-end)



$120.8
$128.1
$144.2
$157.7
$176.5
$17.9
$20.1
$29.2
$26.5
$32.8
2Q 2015
3Q 2015
4Q 2015
1Q 2016
2Q 2016
New Originations
Lease Finance Portfolio

Business Unit Review – Wealth Management

- Wealth Management group offers Trust and Estate services, Investment Management, Financial Planning and Employer Sponsored Retirement Plans
- Revenue grew 4.8% in 2Q16 from 1Q16
- Expect to close on Sterling Trust company acquisition in late 3Q16 which will increase Assets Under Administration to $1.6 billion

Assets Under Administration

(in millions)



$1,184
$1,145
$1,181
$1,190
$1,198
2Q 2015
3Q 2015
4Q 2015
1Q 2016
2Q 2016

Wealth Management Revenue

(in millions)



$1.86
$1.81
$1.83
$1.79
$1.87
2Q 2015
3Q 2015
4Q 2015
1Q 2016
2Q 2016

Net Interest Income/Margin

- Net interest income up 16% in 2Q16 vs. 1Q16
- $3 million increase in accretion income on acquired portfolios and increase in average loan balances from strong loan growth
- 40 bps increase in net interest margin due to the impact of accretion income

Net Interest Income



(in millions)
$28.3
$5.9
$25.4
$2.6
$26.5
$4.4
$24.0
$1.9
$28.0
$4.9
2Q 2015
3Q 2015
4Q 2015
1Q 2016
2Q 2016
NII Excl. Accretion Income
Accretion Income

NIM / NIM Excl. Accretion Income



4.79%
3.88%
4.18%
3.83%
4.19%
3.56%
3.80%
3.55%
4.20%
3.52%
2Q 2015
3Q 2015
4Q 2015
1Q 2016
2Q 2016
NIM
NIM Excl. Accretion Income

Impact of Purchase Accounting Accretion

- $6.6 million or 19% decrease in PCI loans in 2Q16, including $5.9 million in payoffs
- $4.9 million in accretion income in 2Q16, up from $1.9 million in 1Q16
- One of the payoffs was related to an FDIC loss-share loan, which impacted three income statement line items in a meaningful way

Interest Income	$1.8 million in accretion income
Non-Interest Income	Negatively impacted by $1.5 million in FDIC loss-sharing expense in 2Q16
Provision Expense	$0.8 million reduction in provision expense in 2Q16

Non-Interest Income

- Non-interest income up 11% in 2Q16 vs. 1Q16
- $8.5 million in Commercial FHA revenue, an increase of 30% in 2Q16 vs. 1Q16
- $1.5 million FDIC loss sharing expense reduced non-interest income in 2Q16
- $3 million residential MSR impairment in 2Q16, compared to $2 million in 1Q16



Non-Interest Income
(in millions)
$14.2
$14.5
$12.8
$12.6
$14.0
2Q 2015
3Q 2015
4Q 2015
1Q 2016
2Q 2016
Commercial FHA
Residential Mortgage
Wealth Management
All other, net

Non-Interest Expense and Operating Efficiency

Non-Interest Expense and Efficiency Ratio[1]



(Non-interest expense in millions)
$31
$28
$28
$28
$31
68%
64%
69%
68%
67%
2Q 2015
3Q 2015
4Q 2015
1Q 2016
2Q 2016
Non-Interest Expense
Efficiency Ratio

- Efficiency Ratio[1] declined despite increased expenses in 2Q16
- Non-interest expense was 12% higher in 2Q16 vs. 1Q16 due to:
  - Annual salary increases of $0.4 million that took effect in 2Q16
  - $1.2 million increase in bonus accrual due to strong 2Q16 performance
    - $0.6 million related to true-up for 1Q16 accrual
  - $0.5 million write-off of discount for the early retirement of $8 million of subordinated debt with an interest rate of 8.25%
  - OREO impairment of $0.2 million on three specific properties

[1] Efficiency Ratio represents non-interest expenses, as adjusted, divided by the sum of fully taxable equivalent net interest income plus non-interest income, as adjusted. Non-interest expense adjustments exclude integration and acquisition expenses. Non-interest income adjustments exclude mortgage servicing rights impairment / recapture, FDIC loss sharing expense, accretion / amortization of the FDIC indemnification asset, gains or losses from the sale of investment securities and other-than-temporary impairment on investment securities.

Loan Portfolio

- Total loans at quarter-end increased by $145 million in 2Q16 vs. 1Q16
- Robust pipeline in 1Q16 materialized into growth across loan portfolio in 2Q16 aided by targeted sales and product development efforts
- Pipelines look strong

Loan Portfolio Mix

(in millions, as of quarter-end)

	2Q 2016	1Q 2016	2Q 2015
Commercial	$ 489	$ 485	$ 544
Commercial real estate	929	897	843
Construction and land development	182	159	121
Residential real estate	179	158	159
Consumer	205	159	122
Lease financing	177	158	121
Total	**$ 2,161**	**$ 2,016**	**$ 1,910**

Total Loans

(in millions, as of quarter-end)



$1,910
$1,973
$1,996
$2,016
$2,161
2Q 2015
3Q 2015
4Q 2015
1Q 2016
2Q 2016

Total Deposits

- Following three successive quarters of increases, total deposits ticked downward in 2Q16 primarily in demand and money market, partially offset by NOW
- Decrease in DDA primarily due to fluctuations in Commercial FHA servicing driven by timing of loan payoffs
- Decline in money market attributable to one large commercial client that periodically moves funds

Deposit Mix

(in millions, as of quarter-end)

	2Q 2016	1Q 2016	2Q 2015
Non-interest-bearing demand	$ 529	$ 547	$ 567
NOW	627	613	557
Money market	375	415	360
Savings	165	163	161
Time	431	433	404
Brokered	228	219	187
Total deposits	**$ 2,355**	**$ 2,390**	**$ 2,236**

Total Deposits

(in millions, as of quarter-end)


$2,236
$2,304
$2,368
$2,390
$2,355
2Q 2015
3Q 2015
4Q 2015
1Q 2016
2Q 2016

Asset Quality

- Asset quality continues to improve
- Net charge-offs declined to $0.4 million in 2Q16

Non-performing Loans / Total Loans

(Total Loans as of quarter-end)


1.89%
1.23%
1.25%
0.93%
0.85%
2Q 2015
3Q 2015
4Q 2015
1Q 2016
2Q 2016

NCO / Average Loans


-0.14%
1.57%
0.04%
0.51%
0.09%
2Q 2015
3Q 2015
4Q 2015
1Q 2016
2Q 2016

Outlook

- Economic conditions in our markets remain healthy
- Loan pipeline is robust as borrowers want to take advantage of historically low interest rates
- Expecting low- to mid-teen loan growth
- Business mix creates fluctuations in sequential quarter trends
- Favorable environment for M&A
- Strategic initiative of revenue diversification positions us well for success in any rate environment

APPENDIX

MIDLAND STATES BANCORP, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES

(in thousands, except per share data)	For the Quarter Ended June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
Adjusted Earnings Reconciliation					
Income before income taxes - GAAP	$ 10,473	$ 7,895	$ 10,507	$ 5,379	$ 9,432
Adjustments to other income:					
Gain on sales of investment securities, net	72	204	33	1	-
Other-than-temporary impairment on investment securities	-	(824)	-	(299)	-
FDIC loss-sharing expense	-	-	(212)	(57)	(204)
Amortization of FDIC indemnification asset, net	-	-	(39)	(121)	(120)
Reversal of contingent consideration accrual	350	-	-	-	-
Other income	-	-	-	12	-
Total adjusted other income	422	(620)	(218)	(464)	(324)
Adjustments to other expense:					
Expenses associated with payoff of subordinated debt	511	-	-	-	-
Integration and acquisition expenses	406	385	214	898	1,910
Total adjusted other expense	917	385	214	898	1,910
Adjusted earnings pre tax	10,968	8,900	10,939	6,741	11,666
Adjusted earnings tax	3,861	3,133	3,414	2,103	3,640
Adjusted earnings - non-GAAP	$ 7,107	$ 5,767	$ 7,525	$ 4,638	$ 8,026
Adjusted diluted EPS	$ 0.52	$ 0.47	$ 0.61	$ 0.38	$ 0.66
Adjusted return on average assets	0.93 %	0.79 %	1.04 %	0.66 %	1.17 %
Adjusted return on average shareholders' equity	10.66 %	9.79 %	12.90 %	7.92 %	14.16 %
Adjusted return on average tangible common equity	13.27 %	12.64 %	16.77 %	10.39 %	18.77 %
Yield on Loans					
Reported yield on loans	5.22 %	4.68 %	5.15 %	4.94 %	5.70 %
Effect of accretion income on acquired loans	(0.85) %	(0.30) %	(0.78) %	(0.41) %	(1.13) %
Yield on loans excluding accretion income	4.37 %	4.38 %	4.37 %	4.53 %	4.57 %
Net Interest Margin					
Reported net interest margin	4.20 %	3.80 %	4.19 %	4.18 %	4.79 %
Effect of accretion income on acquired loans	(0.68) %	(0.25) %	(0.63) %	(0.35) %	(0.91) %
Net interest margin excluding accretion income	3.52 %	3.55 %	3.56 %	3.83 %	3.88 %

MIDLAND STATES BANCORP, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES

Tangible Common Equity to Tangible Assets Ratio and Tangible Book Value Per Share

(in thousands, except per share data)	As of June 30, 2016	As of March 31, 2016	As of December 31, 2015	As of September 30, 2015	As of June 30, 2015
Shareholders' Equity to Tangible Common Equity:					
Total shareholders' equity—GAAP	$ 316,315	$ 238,561	$ 233,056	$ 231,625	$ 228,575
Adjustments:					
Noncontrolling interest in subsidiaries	(47)	(175)	(176)	(210)	(204)
Goodwill	(46,519)	(46,519)	(46,519)	(47,102)	(47,102)
Other intangibles	(5,905)	(6,424)	(7,004)	(7,601)	(8,199)
Tangible common equity	$ 263,844	$ 185,443	$ 179,357	$ 176,712	$ 173,070
Total Assets to Tangible Assets:					
Total assets—GAAP	3,021,784	2,898,080	2,884,824	2,832,308	2,753,581
Adjustments:					
Goodwill	(46,519)	(46,519)	(46,519)	(47,102)	(47,102)
Other intangibles	(5,905)	(6,424)	(7,004)	(7,601)	(8,199)
Tangible assets	$ 2,969,360	$ 2,845,137	$ 2,831,301	$ 2,777,605	$ 2,698,280
Common Shares Outstanding	15,402,946	11,804,779	11,797,404	11,760,589	11,759,138
Tangible Common Equity to Tangible Assets	8.89 %	6.52 %	6.33 %	6.36 %	6.41 %
Tangible Book Value Per Share	$ 17.13	$ 15.71	$ 15.20	$ 15.03	$ 14.72

Return on Average Tangible Common Equity (ROATCE)

(in thousands, except per share data)	For the Quarter Ended June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
Net Income	$ 6,789	$ 5,119	$ 7,695	$ 3,445	$ 6,653
Average total shareholders' equity—GAAP	$ 268,262	$ 236,921	$ 231,420	$ 232,287	$ 227,336
Adjustments:					
Noncontrolling interest in subsidiaries	(121)	(184)	(204)	(207)	(175)
Goodwill	(46,519)	(46,519)	(46,997)	(47,102)	(47,102)
Other intangibles	(6,184)	(6,740)	(7,324)	(7,917)	(8,553)
Average tangible common equity	$ 215,438	$ 183,478	$ 176,895	$ 177,061	$ 171,506
ROATCE	12.67 %	11.22 %	17.26 %	7.72 %	15.56 %